SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 21, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                         CAPITOL COMMUNITIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                       0-23450                   88-0361144
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)

             900 N. Federal Highway, Suite 410, Boca Raton, FL 33432
                    (Address of Principal Executive Offices)

                   Registrant's Telephone Number: 561-237-0776

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

         (a) On November 21, 2000, Capitol Development of Arkansas, Inc. (the "Operating Subsidiary"), a wholly-owned subsidiary of Capitol Communities Corporation (the "Company"), filed for Chapter 11 with the United States Bankruptcy Court, Eastern District of Arkansas, Little Rock Division, case number 0043142M. The Operating Subsidiary remained a debtor in possession of its assets and business operations, with Michael G. Todd, president and sole director of the Operating Subsidiary, named as the authorized agent to represent it.

         (b) On September 6, 2002, the United States Bankruptcy Court, Eastern District of Arkansas, Little Rock Division entered an Order Dismissing the Chapter 11 Proceedings against the Operating Company. The Company filed a Motion to Dismiss the Bankruptcy Proceedings instead of a Plan of Reorganization.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) (b)  None

         (c)  EXHIBIT

         The following Exhibit is filed as part of this Report.

         10.44. Order Dismissing Chapter 11 Proceedings entered by the United States Bankruptcy Court, Eastern District of Arkansas, Little Rock Division, dated September 6, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2002                    CAPITOL COMMUNITIES CORPORATION



                                             BY:   /s/ Michael G. Todd
                                                   ----------------------------
                                                      Michael G. Todd
                                                      President and Chairman of
                                                      the Board





                                        2